SUPPLEMENT DATED AUGUST 31, 2007

TO THE PROSPECTUS OF

NUVEEN TRADEWINDS VALUE OPPORTUNITIES FUND

Dated October 30, 2006

Effective September 10, 2007, market capitalization restrictions on the Nuveen Tradewinds Value Opportunities Fund will be removed, and the fund will reopen to all investors. The first paragraph of “How the Fund Pursues Its Objectives” on page 8 is changed to read as follows:

“The fund’s net assets will be invested in equity securities of companies with varying market capitalizations, and may include small-, mid-, and large-capitalization companies. Eligible equity securities will include convertible securities.”

Previously, the fund had been limited to investing in companies with market capitalizations between $100 million and $20 billion.

PLEASE KEEP THIS WITH YOUR PROSPECTUS FOR FUTURE REFERENCE

MGN-TWVOP-0807D